                                                                   EXHIBIT 31.2A

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Gary J. Dailey, certify that:

     1. I have reviewed  this annual  report on Form 10-K of Everlast  Worldwide
        Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The  registrant's  other  certifying  officer and I are  responsible for establishing  and  maintaining  disclosure  controls and  procedures (as
        defined  in  Exchange  Act  Rules   13a-15(e)  and  15d-15(e))  for  the
        registrant and we have:
        a) designed  such  disclosure  controls and  procedures,  or caused such
           disclosure   controls  and   procedures  to  be  designed  under  our
           supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
        b) evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation;
           and
        c) disclosed  in this  report  any  change in the  registrants  internal
           control  over   financial   reporting   that   occurred   during  the
           registrant's  most recent fiscal  quarter ( the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has materially
           affected,   or  is  reasonably  likely  to  materially   affect,  the
           registrant's internal control over financial reporting; and

5.      The registrant's other certifying officer and I have disclosed, based on our most recent evaluation,  to the registrant's  auditors and the audit committee of registrant's  board of directors (or persons performing the equivalent function):
        a) all significant deficiencies and material weaknesses in the design or operation of internal  controls over financial  reporting which could
           adversely  affect  the  registrant's  ability  to  record,   process,
           summarize and report financial data and information; and
        b) any fraud, whether or not material, that involves management or other employees who have a significant  role in the  registrant's  internal controls over financial reporting.

     Date: March 28, 2005

                                  /s/ Gary J. Dailey
                                  ------------------------------------
                                  Gary J. Dailey
                                  Chief Financial Officer